UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2020

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

525 French Road

Utica, New York 13502

(Address of principal executive offices, including zip code)

(315) 797-8375

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2020, CONMED Corporation, a Delaware corporation (“CONMED”), and its subsidiary Linvatec Nederland B.V., a Netherlands private limited company (besloten vennootschap), entered into the Third Amendment (the “Third Amendment”) to the Sixth Amended and Restated Credit Agreement, dated February 7, 2019 (the “Base Credit Agreement” and, as amended, the “Existing Credit Agreement”), among CONMED, as successor to CONMED Corporation, a New York corporation, the Foreign Subsidiary Borrowers (as defined therein) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Base Credit Agreement was filed as Exhibit 10.01 to CONMED’s Current Report on Form 8-K filed on February 7, 2019.

The Third Amendment amends the Existing Credit Agreement to, among other things, (i) modify the applicable interest rates to reduce the applicable margin during the Suspension Period (as defined in the Existing Credit Agreement) from 3.50% to 3.00% for Eurocurrency rate loans and from 2.50% to 2.00% for base rate loans, and (ii) reduce the interest rate floor for Eurocurrency loans from 1.00% to 0.50% during the Suspension Period and to zero thereafter. The Third Amendment also supplements the provisions in the Existing Credit Agreement related to the mechanics for transitioning to a replacement benchmark rate in connection with the potential termination of the London interbank offered rate.

The foregoing description of the Third Amendment does not purport to be complete and is subject to and qualified in its entirety by, the full text of the Third Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is included herewith:

Exhibit No.	Description

10.1	Third Amendment, dated November 20, 2020, to the Sixth Amendment and Restated Credit Agreement, dated February 7, 2019, among CONMED Corporation, the foreign subsidiary borrowers from time to time party thereto, the several lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas
Title:	Executive Vice President, General Counsel & Secretary

Date: November 23, 2020